UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 9, 2012

AngioDynamics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50761	11-3146460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Plaza Drive, Latham, New York 12110
(Address of Principal Executive Offices) (Zip Code)

(518) 795-1400
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01.                      Regulation FD Disclosure.

As previously disclosed under Item 7.01 of the Form 8-K furnished by AngioDynamics, Inc. (the “Company”), on September 27, 2012, a shareholder class action complaint (the “Complaint”), entitled Tara Nazarenko v. AngioDynamics, Inc. et al., was filed in the Supreme Court of the State of New York, County of Albany.  The Complaint alleged certain claims relating to the disclosure relating to Proposal 3 and Proposal 5 included in the Company’s proxy statement for its October 22, 2012 Annual Meeting of Stockholders.

On October 9, 2012, the plaintiff in this action voluntarily dismissed the Complaint, without prejudice. The Company did not enter into any settlement agreement or agree to pay any compensation in connection with the voluntary dismissal.

The information set forth in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGIODYNAMICS, INC.
(Registrant)

By: /s/ D. Joseph Gersuk
Name: D. Joseph Gersuk
Title: Chief Financial Officer

Dated: October 12, 2012